Exhibit m(1)(j)

AMENDMENT NO. 9
TO THE

FIFTH AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN

(COMPENSATION)

The Fifth Amended and Restated Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated as of July 1, 2022, as subsequently amended, is hereby amended, effective August 28, 2024, as follows:

WHEREAS, the parties desire to amend the Plan to remove Invesco Liquid Assets Portfolio and Invesco STIC Prime Portfolio, each a series portfolio of the Trust, effective August 28, 2024.

NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

TO THE

FIFTH AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN

(COMPENSATION)

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Capital Appreciation Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Core Plus Bond Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Discovery Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Floating Rate ESG Fund	Class A Class C Class R	0.25% 0.50% 0.50%	0.25% 0.25% 0.25%	0.25% 0.75% 0.50%

Invesco Global Real Estate Income Fund	Class A Class C	0.25% 0.75%	0.25% 0.25%	0.25% 1.00%

Invesco Income Advantage U.S. Fund	Class A Class C Class R Investor	0.25% 0.75% 0.50% 0.25%	0.25% 0.25% 0.25% 0.25%	0.25% 1.00% 0.50% 0.25%

Invesco NASDAQ 100 Index Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Senior Floating Rate Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Short Term Municipal Fund	Class C	0.75%	0.25%	1.00%

Invesco Short Duration High Yield Municipal Fund	Class C	0.75%	0.25%	1.00%

AIM Equity Funds (Invesco Equity Funds)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Charter Fund	Class A Class C Class R Class S	0.25% 0.75% 0.50% 0.00%	0.25% 0.25% 0.25% 0.15%	0.25% 1.00% 0.50% 0.15%

Invesco Diversified Dividend Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Main Street All Cap Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Main Street Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Rising Dividends Fund	Class A Class C Class R	None 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Summit Fund	Class A Class C Class P Class S	0.25% 0.75% 0.00% 0.00%	0.25% 0.25% 0.10% 0.15%	0.25% 1.00% 0.10% 0.15%

AIM Funds Group (Invesco Funds Group)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco EQV European Small Company Fund	Class A Class C	0.25% 0.75%	0.25% 0.25%	0.25% 1.00%

Invesco Global Core Equity Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco EQV International Small Company Fund	Class A Class C	0.25% 0.75%	0.25% 0.25%	0.25% 1.00%

Invesco Small Cap Equity Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

AIM Growth Series (Invesco Growth Series)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Active Allocation Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Income Advantage International Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Income Allocation Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco International Diversified Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Main Street Small Cap Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Main Street Mid Cap Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Quality Income Fund	Class R	0.50%	0.25%	0.50%

Invesco Select Risk: Conservative Investor Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Select Risk: Growth Investor Fund	Class A Class C Class R Class S	0.25% 0.75% 0.50% 0.00%	0.25% 0.25% 0.25% 0.15%	0.25% 1.00% 0.50% 0.15%

Invesco Select Risk: High Growth Investor Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Select Risk: Moderate Investor Fund	Class C Class R Class S	0.75% 0.50% 0.00%	0.25% 0.25% 0.15%	1.00% 0.50% 0.15%

Invesco Select Risk: Moderately Conservative Investor Fund	Class A Class C Class R Class S	0.25% 0.75% 0.50% 0.00%	0.25% 0.25% 0.25% 0.15%	0.25% 1.00% 0.50% 0.15%

Invesco Small Cap Growth Fund	Class R	0.50%	0.25%	0.50%

AIM International Mutual Funds (Invesco International Mutual Funds)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Advantage International Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco EQV Asia Pacific Equity Fund	Class A Class C	0.25% 0.75%	0.25% 0.25%	0.25% 1.00%

Invesco EQV European Equity Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Global Focus Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Global Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Global Opportunities Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco International Small-Mid Company Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco MSCI World SRI Index Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco EQV International Equity Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Oppenheimer International Growth Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

AIM Investment Funds (Invesco Investment Funds)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Balanced-Risk Allocation Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Balanced-Risk Commodity Strategy Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Core Bond Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Developing Markets Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco EQV Emerging Markets All Cap Fund	Class A Class C	0.25% 0.75%	0.25% 0.25%	0.25% 1.00%

Invesco Emerging Markets Local Debt Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Fundamental Alternatives Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Global Allocation Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Global Infrastructure Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Global Strategic Income Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Health Care Fund	Class A Class C Investor	0.25% 0.75% 0.25%	0.25% 0.25% 0.25%	0.25% 1.00% 0.25%

Invesco International Bond Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Macro Allocation Strategy Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Multi-Asset Income Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco SteelPath MLP Select 40 Fund	Class A Class C Class R	None 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco SteelPath MLP Alpha Fund	Class A Class C Class R	None 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco SteelPath MLP Income Fund	Class A Class C Class R	None 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco SteelPath MLP Alpha Plus Fund	Class A Class C Class R	None 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

AIM Investment Securities Funds (Invesco Investment Securities Fund)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Corporate Bond Fund	Class R	0.50%	0.25%	0.50%

Invesco Global Real Estate Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Government Money Market Fund	Class C Cash Reserve Shares Class R	0.65% 0.15% 0.40%	0.25% 0.15% 0.25%	0.75% 0.15% 0.40%

Invesco High Yield Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Income Fund	Class A Class C Class R	0.25% 0.75% 0.50%	0.25% 0.25% 0.25%	0.25% 1.00% 0.50%

Invesco Intermediate Bond Factor Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Real Estate Fund	Class C Class R	0.75% 0.50%	0.25% 0.25%	1.00% 0.50%

Invesco Short Duration Inflation Protected Fund	Class A Class A2	0.25% 0.15%	0.25% 0.15%	0.25% 0.15%

Invesco Short Term Bond Fund	Class C Class R	0.40% 0.50%	0.25% 0.25%	0.65% 0.50%

Invesco U.S. Government Money Portfolio	Cash Reserve Shares Class C Class R	0.15% 0.75% 0.50%	0.15% 0.25% 0.25%	0.15% 1.00% 0.50%

AIM Sector Funds (Invesco Sector Funds)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Comstock Select Fund	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%

Invesco Dividend Income Fund	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%
	Investor	0.25%	0.25%	0.25%

Invesco Energy Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Investor	0.25%	0.25%	0.25%

Invesco Gold & Special Minerals Fund	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%

Invesco Small Cap Value Fund	Class R	0.50%	0.25%	0.50%

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco AMT-Free Municipal Income Fund	Class C	0.75%	0.25%	1.00%

Invesco California Municipal Fund	Class C	0.75%	0.25%	1.00%

Invesco Environmental Focus Municipal Fund	Class C	0.75%	0.25%	1.00%

Invesco Limited Term California Municipal Fund	Class C	0.75%	0.25%	1.00%

Invesco Limited Term Municipal Income Fund	Class A Class C	0.25% 0.75%	0.25% 0.25%	0.25% 1.00%

Invesco New Jersey Municipal Fund	Class C	0.75%	0.15%	0.90%

Invesco Rochester AMT-Free New York Municipal Fund	Class C	0.75%	0.25%	1.00%

Invesco Rochester Limited Term New York Municipal Fund	Class C	0.75%	0.25%	1.00%

Invesco Rochester Municipal Opportunities Fund	Class C	0.75%	0.15%	0.90%

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Premier Portfolio	Personal Investment Class	0.55%	0.25%	0.55%
	Private Investment Class	0.30%	0.25%	0.30%
	Reserve Class	0.87%	0.25%	0.87%
	Resource Class	0.16%	0.16%	0.16%

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Oppenheimer V.I. International Growth Fund	Series II	None	0.25%	0.25%
Invesco V.I. American Franchise Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. American Value Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Balanced-Risk Allocation Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Capital Appreciation Fund	Series II	None	0.25%	0.25%
Invesco V.I. Comstock Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Core Equity Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Core Plus Bond Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Discovery Mid Cap Growth Fund	Series II	None	0.25%	0.25%
Invesco V.I. Diversified Dividend Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Equally-Weighted S&P 500 Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Equity and Income Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Global Fund	Series II	None	0.25%	0.25%
Invesco V.I. Global Core Equity Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Global Real Estate Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Global Strategic Income Fund	Series II	None	0.25%	0.25%
Invesco V.I. Government Money Market Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Government Securities Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Growth and Income Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Health Care Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. High Yield Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. EQV International Equity Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Main Street Fund	Series II	None	0.25%	0.25%
Invesco V.I. Main Street Mid Cap Fund	Series II	0.25%	0.25%	0.25%

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco V.I. Main Street Small Cap Fund	Series II	None	0.25%	0.25%
Invesco V.I. NASDAQ 100 Buffer Fund - March	Series II	0.25%	0.25%	0.25%
Invesco V.I. NASDAQ 100 Buffer Fund - June	Series II	0.25%	0.25%	0.25%
Invesco V.I. NASDAQ 100 Buffer Fund – September	Series II	0.25%	0.25%	0.25%
Invesco V.I. NASDAQ 100 Buffer Fund – December	Series II	0.25%	0.25%	0.25%
Invesco V.I. S&P 500 Buffer Fund – March	Series II	0.25%	0.25%	0.25%
Invesco V.I. S&P 500 Buffer Fund – June	Series II	0.25%	0.25%	0.25%
Invesco V.I. S&P 500 Buffer Fund – September	Series II	0.25%	0.25%	0.25%
Invesco V.I. S&P 500 Buffer Fund – December	Series II	0.25%	0.25%	0.25%
Invesco V.I. Small Cap Equity Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. Technology Fund	Series II	0.25%	0.25%	0.25%
Invesco V.I. U.S. Government Money Portfolio	Series II	None	0.25%	0.25%

Invesco Management Trust

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Conservative Income Fund	Class A	0.10%	0.10%	0.10%

Invesco Dynamic Credit Opportunity Fund

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Dynamic Credit Opportunity Fund	Class A	0.25%	0.25%	0.25%

Short Term Investments Trust

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee
Invesco Government & Agency Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08% 0.03% 0.55% 0.30% 0.87% 0.16%	0.08% 0.03% 0.25% 0.25% 0.25% 0.16%	0.08% 0.03% 0.55% 0.30% 0.87% 0.16%

Invesco Treasury Obligations Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08% 0.03% 0.55% 0.25% 0.87% 0.16%	0.08% 0.03% 0.25% 0.25% 0.25% 0.16%	0.08% 0.03% 0.55% 0.25% 0.87% 0.16%

Invesco Treasury Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08% 0.03% 0.55% 0.30% 0.87% 0.16%	0.08% 0.03% 0.25% 0.25% 0.25% 0.16%	0.08% 0.03% 0.55% 0.30% 0.87% 0.16%”

Notes

* Distribution Fees may also include Asset Based Sales Charges